STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	7
Beginning Date of Accrual Period	22-Apr-02
End Date of Accrual Period	19-May-02
Distribution Date	20-May-02
Previous Distribution Date	22-Apr-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	27,809,335.73
Principal Collections	21,539,800.93
Interest Collections	6,269,534.80
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	27,809,335.73
Interest Paid to Certificates	1,046,125.26
Principal Paid to Certificates	26,763,210.47
Equity Certificate	-

Balance Reconciliation

Begin Principal Balance	702,123,510.16
Principal Collections (including repurchases)	21,539,800.93
Charge off Amount	195,834.96
End Principal Balance	680,387,874.27

Collateral Performance
Cash Yield (% of beginning balance)	11.22%
Charge off Amount (% of beginning balance)	0.33%
Net Yield	10.88%

Delinquent Loans
30-59 days principal balance of loan	11,662,984.50
30-59 days number of loans	129
60-89 days principal balance of loan	2,864,071.03
60-89 days number of loans	32
90+ days principal balance of loan	8,074,263.58
90+ days number of loans	85

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,900
Number of HEL outstanding (EOP)	7,678
Number of Loans that went into REO	2
Principal Balance of Loans that went into REO	329,050.83

Overcollateralization
Begin OC Amount	115,277,399.62
OC Release Amount	0.00
Extra Principal Distribution	5,027,574.58
End OC Amount	120,304,974.20

Target OC Amount	142,530,364.62
Interim OC Amount	115,081,564.66
Interim OC Deficiency	27,448,799.96

Monthly Excess Cashflow	5,027,574.58

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	74.23%

Interest Calculations
1 month LIBOR	1.85750%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.22750%
Class A Pass-Through Rate	2.22750%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.80750%
Class M Pass-Through Rate	2.80750%
Available Funds Cap	11.68811%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	36.815566
2. Principal Distribution per $1,000	35.468161
3. Interest Distribution per $1,000	1.347404

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.22750%
2. Days in Accrual Period	28

3. Class A Interest Due	903,744.51
4. Class A Interest Paid	903,744.51
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	521,641,851.27
2. Class A Principal Due	23,789,559.83
3. Class A Principal Paid	23,789,559.83
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	497,852,291.44

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.7422544
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.7317183

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.166405
2. Principal Distribution per $1,000	35.468161
3. Interest Distribution per $1,000	1.698244

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.80750%
2. Days in Accrual Period	28

3. Class M Interest Due	142,380.75
4. Class M Interest Paid	142,380.75
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	65,204,259.27
2. Class M Principal Due	2,973,650.64
3. Class M Principal Paid	2,973,650.64
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	62,230,608.63

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.7422544
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0914634